MERCURY FOCUS TWENTY FUND, INC.
                     SUPPLEMENT DATED FEBRUARY 6, 2002 TO
                        PROSPECTUS DATED MARCH 21, 2001

     The contingent deferred sales charge that may be due on redemption of the Fund's Class B and Class C shares is being waived for all stockholders.

     The Fund has suspended the sales of shares of all classes.

Code # MF19100-0301-STK